                                                                   Exhibit 10.39


--------------------------------------------------------------------------------
                                SECOND AMENDMENT
                                       TO
                           REVOLVING CREDIT AGREEMENT
--------------------------------------------------------------------------------


     Second Amendment dated as of February 11, 2000 to Revolving Credit Agreement (the "Second Amendment"), by and among FREEDOM SECURITIES CORPORATION, a Delaware corporation (the "Borrower"), BANKBOSTON, N.A. and the other lending institutions listed on SCHEDULE 1 to the Credit Agreement (as hereinafter defined) (collectively, the "Banks") and BankBoston, N.A. in its capacity as administrative and documentation agent for the Banks (the "Agent"), amending certain provisions of the Revolving Credit Agreement dated as of August 21, 1998 (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrower, the Banks, the Agent and The Bank of New York in its capacity as syndication agent. Terms not otherwise defined herein which are defined in the Credit Agreement shall have the same respective meanings herein as therein.

     WHEREAS, the Borrower and the Banks have agreed to modify certain other terms and conditions of the Credit Agreement as specifically set forth in this Second Amendment;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Paragraph 1. AMENDMENT TO SECTION 1 OF THE CREDIT AGREEMENT. The definition of "Applicable Margin" contained in Section 1.1 of the Credit Agreement is hereby amended by deleting the definition in its entirety and restating it as follows:

          APPLICABLE MARGIN. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to the Borrower's Leverage Ratio, as determined for the period ending on the fiscal quarter ended immediately preceding the applicable Rate Adjustment Period.

------------------------------------------------------------------------------------------------
                             APPLICABLE       APPLICABLE        APPLICABLE
                             MARGIN FOR       MARGIN FOR        MARGIN FOR
            LEVERAGE         BASE RATE        EURODOLLAR       FEDERAL FUNDS      COMMITMENT
  TIER        RATIO            LOANS          RATE LOANS        RATE LOANS         FEE RATE
------------------------------------------------------------------------------------------------
           Greater than
    1      or equal to          0.00%            1.45%            1.45%             0.20%
           0.35:1.00
------------------------------------------------------------------------------------------------
           Less than
    2      0.35:1.00 but        0.00%            1.25%            1.25%             0.20%
           greater than
           or equal to
           0.25:1.00
------------------------------------------------------------------------------------------------
           Less than
    3      0.25:1.00 but        0.00%            1.125%           1.125%            0.20%
           greater than
           or equal to
           0.15:1.00
------------------------------------------------------------------------------------------------
    4      Less than            0.00%            1.00%            1.00%             0.20%
           0.15:1.00
------------------------------------------------------------------------------------------------

           Notwithstanding the foregoing, (a) for Revolving Credit Loans outstanding and the Commitment Fee Rate during the period commencing on November 12, 1999 through the date immediately preceding the first Adjustment Date to occur after the fiscal quarter ending December 31, 1999, the Applicable Margin shall be set at Tier 4, and (b) if the Borrower fails to deliver any Compliance Certificate pursuant to Paragraph 7.4(c) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth above.

     Paragraph 2. AMENDMENT TO SECTION 9 OF THE CREDIT AGREEMENT. Section 9.1 of the Credit Agreement is hereby amended by deleting the ratio "0.35:1.00" which appears in Paragraph 9.1 of the Credit Agreement and substituting in place thereof the ratio "0.40:1.00".

     Paragraph 3. CONDITIONS TO EFFECTIVENESS. This Second Amendment shall not become effective until the Agent receives the following:

     (a) a counterpart of this Second Amendment, executed by the Borrower, the Guarantors, the Banks and the Agent; and

     (b) payment by the Borrower to the Agent of an amendment fee of $25,000 in cash, which amendment fee shall be for the pro rata accounts of the Banks.

     Paragraph 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby repeats, on and as of the date hereof, each of the representations and warranties made by it in Paragraph 6 of the Credit Agreement, and such representations and warranties remain true as of the date hereof (except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date), PROVIDED, that all references therein to the Credit Agreement shall refer to such Credit Agreement as amended hereby. In addition, the Borrower hereby represents and warrants that the execution and delivery by the

Borrower of this Second Amendment and the performance by the Borrower of all of its agreements and obligations under the Credit Agreement as amended hereby are within the corporate authority of each the Borrower and has been duly authorized by all necessary corporate action on the part of the Borrower.

     Paragraph 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Guaranty, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Second Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     Paragraph 6. NO WAIVER. Nothing contained herein shall constitute a waiver of, impair or otherwise affect any Obligations, any other obligation of the Borrower or any rights of the Agent or the Banks consequent thereon.

     Paragraph 7. COUNTERPARTS. This Second Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     Paragraph 8. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                                   FREEDOM SECURITIES CORPORATION



                                   By:
                                       -----------------------------------
                                   Title:

                                   BANKBOSTON, N.A.



                                   By:
                                       -----------------------------------
                                   Title:

                                   THE BANK OF NEW YORK



                                   By:
                                       -----------------------------------
                                          Name:
                                          Title:

                                   WELLS FARGO BANK, NATIONAL ASSOCIATION



                                   By:
                                       -----------------------------------
                                          Name:
                                          Title:


                                   By:
                                       -----------------------------------
                                          Name:
                                          Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                                   FREEDOM SECURITIES CORPORATION



                                   By:
                                       -----------------------------------
                                   Title:

                                   BANKBOSTON, N.A.



                                   By:
                                       -----------------------------------
                                   Title: VP

                                   THE BANK OF NEW YORK



                                   By:
                                       -----------------------------------
                                          Name:
                                          Title:

                                   WELLS FARGO BANK, NATIONAL ASSOCIATION



                                   By:
                                       -----------------------------------
                                          Name:
                                          Title:


                                   By:
                                       -----------------------------------
                                          Name:
                                          Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                                   FREEDOM SECURITIES CORPORATION



                                   By:
                                       -----------------------------------
                                   Title:

                                   BANKBOSTON, N.A.



                                   By:
                                       -----------------------------------
                                   Title:

                                   THE BANK OF NEW YORK



                                   By: /s/ Mark T. Rooers
                                       -----------------------------------
                                          Name: Mark T. Rooers
                                          Title: Vice President

                                   WELLS FARGO BANK, NATIONAL ASSOCIATION



                                   By:
                                       -----------------------------------
                                          Name:
                                          Title:


                                   By:
                                       -----------------------------------
                                          Name:
                                          Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as a document under seal as of the date first above written.

                                   FREEDOM SECURITIES CORPORATION



                                   By:
                                       -----------------------------------
                                   Title:

                                   BANKBOSTON, N.A.



                                   By:
                                       -----------------------------------
                                   Title:

                                   THE BANK OF NEW YORK



                                   By:
                                       -----------------------------------
                                          Name:
                                          Title:

                                   WELLS FARGO BANK, NATIONAL ASSOCIATION



                                   By: /s/ Edward J. Meyer, Jr.
                                       -----------------------------------
                                          Name: Edward J. Meyer, Jr.
                                          Title: Vice President


                                   By: /s/ Michael J. Giese
                                       -----------------------------------
                                          Name: Michael J. Giese
                                          Title: Assistant Vice President

                            RATIFICATION OF GUARANTY

     Each of the undersigned guarantors hereby acknowledges and consents to the foregoing Second Amendment as of January __, 2000, and agrees that the Guaranty dated as of August 21, 1998 from the undersigned Guarantors remain in full force and effect, and each of the Guarantors confirms and ratifies all of its obligations thereunder.

                            FREEDOM CAPITAL
                               MANAGEMENT CORPORATION



                            By:
                                -----------------------------------
                            Title: Executive Vice President

                            FREEDOM SECURITIES
                              HOLDING CORPORATION



                            By:
                                -----------------------------------
                            Title:

                            THE SUTRO GROUP



                            By:
                                -----------------------------------
                            Title:

                            SUTRO LEASING CORPORATION



                            By:
                                -----------------------------------
                            Title:

                            TUCKER ANTHONY HOLDING
                              CORPORATION



                            By:
                                -----------------------------------
                            Title:

                            T.A. LEASING CORP.



                            By:
                                -----------------------------------
                            Title: